UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 16, 2004



                             PYR Energy Corporation
                             ----------------------
             (Exact name of registrant as specified in its charter)



          Maryland                      001-15511                 95-4580642
          --------                      ---------                 ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


                1675 Broadway, Suite 2450, Denver, Colorado 80202
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 825-3748


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

     On July 16, 2004, PYR Energy Corporation (the "Company") announced its financial results for the quarter ended May 31, 2004. A copy of the Company's earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) and (b) Financial Statements.

     Not Applicable.

(c) Exhibits.

99.1     Press Release issued July 16, 2004.

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

     On July 16, 2004, the Company announced its financial results for the quarter ended May 31, 2004. A copy of the Company's earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 12 of Form 8-K under Item 9 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  July 16, 2004                          PYR ENERGY CORPORATION



                                              By: /s/ D. Scott Singdahlsen
                                              ----------------------------------
                                              D. Scott Singdahlsen
                                              Chief Executive Officer and
                                              President